Arteris Announces Financial Results for the Third Quarter 2021 and Estimated Fourth Quarter and Full Year 2021 Guidance
CAMPBELL, Calif. - November 30, 2021- Arteris, Inc. (Arteris or Arteris IP), a leading provider of network-on-chip (NoC) interconnect and other intellectual property (IP) technology that manages the on-chip communications in system-on-chip (SoC) semiconductor devices, today announced financial results for the third quarter ended September 30, 2021 as well as estimated fourth quarter and full year 2021 guidance.
“We continued our strong momentum in the third quarter with revenue increasing 39% year-over year. Demand for our products within the machine learning and automotive sectors remains strong as semiconductor manufacturers accelerate their designs for autonomous driving applications,” said K. Charles Janac, president and CEO of Arteris IP. “Demand for Arteris solutions continues to strengthen as increasing complexity of SoC creation, combined with tighter time-to-market requirements creates the need for best-in-class solutions. We remain excited about the significant opportunity ahead and believe Arteris is well positioned to drive increasing customer value in the years to come.”
Third Quarter 2021 Financial Highlights:
•Annual Contract Value (ACV) and Trailing-twelve-month (TTM) royalties of $45.6 million, up 21% year-over-year
•Revenue of $9.0 million, up 39% year-over-year
•Remaining performance obligation (RPO) of $50.6 million, up 48% year-over-year
•Operating loss of $4.5 million or 50% of revenue
•Non-GAAP operating loss of $4.0 million or 44% of revenue
•Net loss of $5.0 million or $0.24 per share
•Non-GAAP net loss of $4.4 million or $0.21 per share
•Non-GAAP free cash flow of $(4.5) million or (50)% of revenue
Third Quarter 2021 Business Highlights:
•Announced pricing of our initial public offering for gross proceeds of $80.5 million, including the exercise of the underwriters’ overallotment option
•Ended the quarter with 179 active customers, increasing 72% year-over-year
•22 designs starts in the third quarter, increasing 69% year over year, across all major verticals
•Launched the Arteris® Harmony Trace™ Design Data Intelligence Solution to ease compliance with semiconductor industry functional safety and quality standards
•FlexNoC® Interconnect licensed by Eyenix for AI-enabled imaging / digital camera SoC
•Announced 4D LiDAR pioneer Aeva as our 200th customer
•FlexNoC® Interconnect licensed for use in SK Telecom SAPEON AI chips

Estimated Fourth Quarter and Full Year 2021 Guidance:

	Q4 2021	FY 2021
(in millions, except %)
ACV + TTM royalties	$48.5 - $50.0	$48.5 - $50.0
Revenue	$10.0 - $11.1	$36.3 - $37.5
Non-GAAP operating loss (%)	32% - 54%	40% - 50%
Free cash flow (%)	(52)% - (37)%	(35)% - (20)%
The guidance provided above are forward-looking statements and reflect our expectations as of today's date. Actual results may differ materially. Refer to the "Forward-Looking Statements" below for information on the factors, among others, that could cause our actual results to differ materially from these forward-looking statements.
Non-GAAP operating loss, non-GAAP operating loss margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow and free cash flow margin are non-GAAP financial measures. Additional information on Arteris’ historic reported results, including a reconciliation of these non-GAAP financial measures to their most comparable GAAP measures, is included in the financial tables below. A reconciliation of non-GAAP guidance measures reported above to corresponding GAAP measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty of expenses that may be incurred in the future, although it is important to note that these factors could be material to Arteris' results computed in accordance with GAAP.
Definitions of the other business metrics used in this press release including ACV, customers and customer retention, design starts and RPO are included below under the heading “Other Business Metrics.”
Conference Call
Arteris will host a conference call today on November 30, 2021 to review its third quarter 2021 financial results and to discuss its financial outlook.

Time:	4:30PM ET
United States/Canada Toll Free:	877-407-9208
International Toll:	1-201-493-6784
Conference ID:	13725077
A live webcast will also be available in the Investor Relations section of Arteris’ website at: https://ir.arteris.com/events-and-presentations
A replay of the webcast will be available in the Investor Relations section of the company’s web site approximately two hours after the conclusion of the call and remain available for approximately 30 calendar days.

About Arteris
Arteris IP provides network-on-chip (NoC) interconnect IP and IP deployment technology to accelerate system-on-chip (SoC) semiconductor development and integration for a wide range of applications from AI to automobiles, mobile phones, IoT, cameras, SSD controllers, and servers for customers such as Bosch, Baidu, Mobileye, Samsung, Toshiba and NXP. Arteris IP products include the Ncore® cache coherent and FlexNoC® non-coherent interconnect IP, the CodaCache® standalone last level cache, and optional Resilience Package (ISO 26262 functional safety), FlexNoC AI Package, and PIANO® automated timing closure capabilities. Customer results obtained by using Arteris IP products include lower power, higher performance, more efficient design reuse and faster SoC development, leading to lower development and production costs. For more information, visit www.arteris.com
Investor Contacts:
Arteris
Nick Hawkins
Chief Financial Officer
IR@arteris.com
Sapphire Investor Relations
Erica Mannion and Michael Funari
+1 617 542 6180
IR@arteris.com

Forward-Looking Statements
This press release contains forward-looking statements, including but not limited to, statements regarding our future financial and operating performance, including our GAAP and non-GAAP guidance for the fourth quarter and full year 2021; our market opportunity and its potential growth, as well as our position within the market; and our ability to drive customer value. Any forward-looking statements contained herein are based on our historical performance and our current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looks statements represent our expectations as of the date of this press release. Subsequent events may cause these expectations to change, and we disclaim any obligation to update the forward-looking statements in the future, except as required by law. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from our current expectations. Important factors that could cause actual results to differ materially from those anticipated in our forward-looking statements include, but are not limited to, the significant competition we face from larger companies and third-party providers; our history of net losses; whether semiconductor companies in the automotive market, AI/ML market, 5G and wireless communications market, large scale cloud and data center market and consumer electronics market incorporate our solutions into their end products; our ability to attract new customers and the extent to which our customers renew their subscriptions for our solutions; the ability of our customers’ end products achieving market acceptance or growth; our ability to sustain or grow our licensing revenue; our ability, and the cost, to successfully execute on research and development efforts; the occurrence of product errors or defects in our solutions; if we fail to offer high-quality support; the occurrence of macro-economic conditions that adversely impact us, our customers and their end product markets; the range of regulatory, operational, financial and political risks we are exposed to as a result of our dependence on international customers and operations; our ability to protect our proprietary technology and inventions through patents and other IP rights; whether we are subject to any liabilities or fines as a result of government regulation, including import, export and economic sanctions laws and regulations; the occurrence of a disruption in our networks or a security breach; risks associated with doing business in China; and the other factors described under the heading “Risk Factors” in our final prospectus dated October 26, 2021 filed with the Securities and Exchange Commission. All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances. Our results for the quarter ended September 30, 2021 are not necessarily indicative of our operating results for any future periods.

Arteris, Inc
Condensed Consolidated Statements of Loss and Comprehensive Loss
(in thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020

Revenue
Licensing, support and maintenance	$8,136	$5,211	$24,353	$14,005
Variable royalties and other	823	1,218	2,077	3,361
Total revenue	8,959	6,429	26,430	17,366
Cost of revenue	883	227	2,618	1,118
Gross profit	8,076	6,202	23,812	16,248
Operating expense:
Research and development	7,609	4,011	20,572	11,842
Sales and marketing	3,242	2,240	7,971	6,345
General and administrative	1,742	2,570	9,754	4,993
Total operating expenses	12,593	8,821	38,297	23,180
Loss from operations	(4,517)	(2,619)	(14,485)	(6,932)
Interest and other expense, net	(183)	(26)	(497)	(111)
Loss before provision for income taxes	(4,700)	(2,645)	(14,982)	(7,043)
Provision for income taxes	268	1,199	612	3,793
Net loss and comprehensive loss	$(4,968)	$(3,844)	$(15,594)	$(10,836)

Net loss per share attributable to common stockholders, basic and diluted	$(0.24)	$(0.22)	$(0.79)	$(0.62)

Weighted average shares used on computing per share amounts, basic and diluted	20,578,386	17,628,023	19,768,574	17,495,311

Arteris, Inc.
Condensed Consolidated Balance Sheets
(In thousands, except share and per share data)
(unaudited)

	As of
	September 30, 2021	December 31, 2020
ASSETS
Currents assets:
Cash	$11,241	$11,744
Accounts receivable, net	8,123	14,350
Prepaid expenses and other current assets	5,047	2,858
Total current assets	24,411	28,952
Property and equipment, net	2,256	2,365
Operating lease right-of-used assets	2,974	2,753
Intangibles, net	3,052	3,409
Goodwill	2,677	2,677
Other assets	5,229	2,580
TOTAL ASSETS	$40,599	$42,736
LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' DEFICIT
Current liabilities:
Account payable	$1,531	$1,116
Accrued expenses and other current liabilities	9,577	7,249
Operating lease liabilities, current	980	767
Deferred revenue, current	23,707	17,894
Vendor financing arrangements, current	759	643
Term loan, current	100	557
Total current liabilities	36,654	28,226
Deferred revenue, noncurrent	14,541	15,014
Operating lease liabilities, noncurrent	2,054	2,079
Vendor financing arrangements, noncurrent	345	727
Other liabilities	1,986	2,986
Total liabilities	55,580	49,032
Redeemable convertible preferred stock:
Redeemable convertible preferred stock, par value of $0.001 - 4,471,316 shares authorized; 4,471,316 shares issued and outstanding as of September 30, 2021 and December 31, 2020 (aggregate liquidation preference of $5,768 as of September 30, 2021 and December 31, 2020)	5,712	5,712
Stockholders' deficit:
Common stock, par value of $0.001 - 36,525,154 and 31,525,154 shares authorized as of September 30, 2021 and December 31, 2020; 20,607,851 and 18,486,989 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	21	18
Additional paid-in-capital	10,518	3,612
Accumulated other comprehensive loss	(31)	(31)
Accumulated deficit	(31,201)	(15,607)
Total stockholders' deficit	(20,693)	(12,008)
TOTAL LIABILITIES REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS' DEFICIT	$40,599	$42,736

Arteris, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Nine Months Ended September 30,
	2021	2020
CASH FLOW FROM OPERATING ACTIVITIES:
Net loss	$(15,594)	$(10,836)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,107	658
Stock-based compensation	1,144	281
Operating non-cash lease expense	(221)	380
Other, net	(8)	8
Changes in operating assets and liabilities:
Accounts receivable, net	6,226	2,437
Prepaid expenses and other assets	(3,932)	(21)
Account payable	415	178
Accrued expenses and other liabilities	1,328	4,109
Operating lease liabilities	189	(374)
Deferred revenue	5,340	2,678
Net cash used in operating activities	(4,006)	(502)
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(488)	(523)
Net cash used in investing activities	(488)	(523)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock	5,435	—
Proceeds from PPP Loan	—	1,603
Payments of principle portion of Term loan	(450)	(450)
Principle payments under vendor financing arrangements	(418)	(321)
Proceeds from exercise of stock options	330	112
Payments of deferred offering costs	(906)	—
Other	—	(5)
Net cash provided by financing activities	3,991	939
NET DECREASE IN CASH	(503)	(86)
CASH, beginning of period	11,744	13,938
CASH, end of period	$11,241	$13,852

Non-GAAP Financial Measures
To supplement our financial results, which are prepared and presented in accordance with GAAP, we use certain non-GAAP financial measures, as described below, to understand and evaluate our core performance. These non-GAAP measures, which may be different than similarly-titled measures used by other companies, are presented to enhance investors’ overall understanding of our financial performance and should not be considered a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.
We define “Non-GAAP Loss from Operations” as our income (loss) from operations adjusted to exclude stock-based compensation, acquisition costs and amortization of acquired intangible assets. We define “Non-GAAP Net Loss” as our net income (loss) adjusted to exclude stock-based compensation, acquisition costs, amortization of acquired intangible assets and gain on extinguishment of debt.
We define “Non-GAAP EPS”, as our Non-GAAP Net Income (Loss) divided by our GAAP weighted-average number of shares outstanding for the period on a diluted basis. Management uses Non-GAAP EPS to evaluate the performance of our business on a comparable basis from period to period.
The above items are excluded from our Non-GAAP Income (Loss) from Operations and Non-GAAP Net Income (Loss) because these items are non-cash in nature, or are not indicative of our core operating performance, and render comparisons with prior periods and competitors less meaningful. We believe Non-GAAP Income (Loss) from Operations, Non-GAAP Net Income (Loss) provide useful supplemental information to investors and others in understanding and evaluating our results of operations, as well as provide a useful measure for period-to-period comparisons of our business performance.
We define free cash flow as net cash provided by operating activities less cash used for purchases of property and equipment. We believe that free cash flow is a useful indicator of liquidity that provides information to management and investors, even if negative, about the amount of cash used in our operations other than that used for investments in property and equipment.

Other Business Metrics
Annual Contract Value (ACV) – we define Annual Contract Value for an individual customer agreement as the total fixed fees payable under the agreement divided by the number of years in the agreement term. Our total ACV is the aggregate ACVs for all our customers as measured at a given point in time. Total fixed fees includes licensing, support and maintenance and other fixed fees under IP licensing or software licensing agreements but excludes variable revenue derived from licensing agreements with customers, particularly royalties. We monitor ACV to measure our success and believe the increase in the number shows our progress in expanding our customers’ adoption of our platform.
Customers and Customer Retention – we define Active Customers as customers who have entered into a license agreement with us that remains in effect. The retention and expansion of our relationships with existing customers are key indicators of our revenue potential.
Design Starts – we define Design Starts as when customers commence new semiconductor designs using our interconnect IP and notify us. Design Starts is a metric management uses to assess the activity level of our customers in terms of the number of new semiconductor designs that are started using our interconnect IP in a given period. We believe that the number of Design Starts is an important indicator of the growth of our business and future royalty revenue trends.
Remaining Performance Obligations (RPO) – we define Remaining Performance Obligations as the amount of contracted future revenue that has not yet been recognized, including both deferred revenue and contracted amounts that will be invoiced and recognized as revenue in future periods.

Arteris, Inc.
Reconciliation of GAAP Measures to Non-GAAP Measures
(In thousands, except share and per share data)
(unaudited)
Non-GAAP Loss from Operations

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
	(in thousands)
Loss from operations	$(4,517)	$(2,619)	$(14,485)	$(6,932)
Add:
Stock-based compensation expense (1)	433	111	1,144	281
Acquisition costs (2)	—	114	238	461
Amortization of acquired intangible assets (3,4)	119	—	358	—
Non-GAAP loss from operations	$(3,965)	$(2,394)	$(12,745)	$(6,190)
(1) Includes stock-based compensation expense as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
	(in thousands)
Research and development	$225	$68	$645	$158
Sales and marketing	38	21	114	66
General and administrative	170	22	385	57
Total stock-based compensation expense	$433	$111	$1,144	$281
(2) Includes advisory, legal, accounting, valuation, and other professional or consulting fees associated with the Magillem acquisition.
(3) Represents the amortization expenses of our intangible assets attributable to the Magillem acquisition.
(4) Includes amortization of acquired intangible assets as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2021	2020	2021	2020
	(in thousands)
Research and development	$85	$—	$255	$—
Sales and marketing	34	—	103	—
Total amortization	$119	$—	$358	$—

Non-GAAP Net Loss and Non-GAAP EPS, Basic and Diluted

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
	(in thousands, excepts per share data)
Net loss	$(4,968)	$(3,844)	$(15,594)	$(10,836)
Add:
Stock-based compensation expense (1)	433	111	1,144	281
Acquisition costs (2)	—	114	238	461
Amortization of acquired intangible assets (3,4)	119	—	358	—
Gain on extinguishment of debt	—	—	(10)	—
Non-GAAP net loss (5)	$(4,416)	$(3,619)	$(13,864)	$(10,094)

Net loss per share attributable to common stockholders, basic and diluted	$(0.24)	$(0.22)	$(0.79)	$(0.62)
Per share impacts of adjustments to net loss (6)	$0.03	0.01	$0.09	0.04
Non-GAAP EPS, basic and diluted	$(0.21)	$(0.21)	$(0.70)	$(0.58)

Weighted average shares used in computing per share amounts, basic and diluted	20,578,386	17,628,023	19,768,574	17,495,311
(1) See table in footnote (1) to the Non-GAAP Loss from Operations above for breakdown of stock-based compensation expense by line item.
(2) Includes advisory, legal, accounting, valuation, and other professional or consulting fees associated with the Magillem acquisition.
(3) Represents the amortization expenses of our intangible assets attributable to the Magillem acquisition.
(4) See table in footnote (4) to the Non-GAAP Loss from Operations above for breakdown of amortization of acquired intangible assets by line item.
(5) Our GAAP tax provision is primarily related to foreign withholding taxes and income tax in profitable foreign jurisdictions. We maintain a full valuation allowance against our deferred tax assets in the US. Accordingly, there is no significant tax impact associated with these non-GAAP adjustments
(6) Reflects the aggregate adjustments made to reconcile Non-GAAP Net Loss to our net loss as noted in the above table, divided by the GAAP diluted weighted average number of shares of the relevant period.
Free Cash Flow

	Nine Months Ended September 30,
	2021	2020
	(in thousands)
Net cash used in operating activities	$(4,006)	$(502)
Less:
Purchase of property and equipment	(488)	(523)
Free cash flow	$(4,494)	$(1,025)
Net cash used in investing activities	$(488)	$(523)
Net cash provided by financing activities	$3,991	$939